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                BANK OF AMERICA ILLINOIS - TRUSTEE
                Remittance Statement Addendum for
  EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1995-4
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CLASS A-1 PRINCIPAL BALANCE (Beginning)            44,227,941.97
CLASS A-2 PRINCIPAL BALANCE (Beginning)            85,000,000.00
CLASS A-3 PRINCIPAL BALANCE (Beginning)            30,000,000.00
CLASS A-4 PRINCIPAL BALANCE (Beginning)            25,000,000.00
CLASS A-5 PRINCIPAL BALANCE (Beginning)            15,000,000.00
CLASS A-6 PRINCIPAL BALANCE (Beginning)            17,941,214.36
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)     199,227,941.97
Variable Rate POOL PRINCIPAL BALANCE (Beginning)   17,941,214.36
Total POOL PRINCIPAL BALANCE (Beginning)          217,169,156.33

MORTGAGES:
NUMBER OF PRINCIPAL PREPAYMENTS                              149
PRINCIPAL BALANCE OF Fixed Rate MORTGAGES PREPAYING 5,557,228.27 PRINCIPAL BALANCE OF Var. Rate MORTGAGES PREPAYING 1,129,326.75
PRINCIPAL BALANCE OF MORTGAGES PREPAYING            6,686,555.02

AMOUNT OF Fixed Rate CURTAILMENTS RECEIVED             33,093.62
AMOUNT OF Variable Rate CURTAILMENTS RECEIVED             553.20
TOTAL AMOUNT OF CURTAILMENTS RECEIVED                  33,646.82

AGGREGATE AMOUNT OF PRINCIPAL PORTION OF -
MONTHLY PAYMENTS RECEIVED - Fixed Rate Pool            305,699.13
MONTHLY PAYMENTS RECEIVED - Var. Rate Pool               7,297.24
MONTHLY PAYMENTS RECEIVED - Total Pool                 312,996.37

ENDING CLASS A-1 PRINCIPAL BALANCE                  38,218,852.23
ENDING CLASS A-2 PRINCIPAL BALANCE                  85,000,000.00
ENDING CLASS A-3 PRINCIPAL BALANCE                  30,000,000.00
ENDING CLASS A-4 PRINCIPAL BALANCE                  25,000,000.00
ENDING CLASS A-5 PRINCIPAL BALANCE                  15,000,000.00
ENDING CLASS A-6 PRINCIPAL BALANCE                  16,804,037.17
Fixed Rate POOL PRINCIPAL BALANCE (Ending)         193,218,852.23
Variable Rate POOL PRINCIPAL BALANCE (Ending)       16,804,037.17
Total POOL PRINCIPAL BALANCE (Ending)              210,022,889.40




PYMT PER FROM DATE                               NOV. 15, 1996
PYMT PER TO DATE                                 DEC. 15, 1996

                                                  PER $1,000       PER $1,000        PER $1,000      PER $1,000       PER $1,000
                                                 ORIGINAL BAL     ORIGINAL BAL      ORIGINAL BAL    ORIGINAL BAL     ORIGINAL BAL
                                                  CLASS A-1        CLASS A-2         CLASS A-3       CLASS A-4        CLASS A-5
                                                 95,000,000.00    85,000,000.00    30,000,000.00    25,000,000.00    15,000,000.00
CLASS A-1 PRINCIPAL BALANCE (Beginning)           465.55728389
CLASS A-2 PRINCIPAL BALANCE (Beginning)                           1000.00000000
CLASS A-3 PRINCIPAL BALANCE (Beginning)                                            1000.00000000
CLASS A-4 PRINCIPAL BALANCE (Beginning)                                                             1000.00000000
CLASS A-5 PRINCIPAL BALANCE (Beginning)                                                                              1000.00000000
CLASS A-6 PRINCIPAL BALANCE (Beginning)
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)    2097.13623126    2343.85814082    6640.93139900    7969.11767880   13281.86279800
Variable Rate POOL PRINCIPAL BALANCE (Beginning)
Total POOL PRINCIPAL BALANCE (Beginning)         2285.99111926    2554.93125094    7238.97187767    8686.76625320   14477.94375533

MORTGAGES:
NUMBER OF PRINCIPAL PREPAYMENTS
PRINCIPAL BALANCE OF Fixed Rate MORTGAGES
  PREPAYING                                        58.49713968
PRINCIPAL BALANCE OF Var. Rate MORTGAGES PREPAYING
PRINCIPAL BALANCE OF MORTGAGES PREPAYING

AMOUNT OF Fixed Rate CURTAILMENTS RECEIVED          0.34835389
AMOUNT OF Variable Rate CURTAILMENTS RECEIVED
TOTAL AMOUNT OF CURTAILMENTS RECEIVED

AGGREGATE AMOUNT OF PRINCIPAL PORTION OF -
MONTHLY PAYMENTS RECEIVED - Fixed Rate Pool         3.21788558
MONTHLY PAYMENTS RECEIVED - Var. Rate Pool
MONTHLY PAYMENTS RECEIVED - Total Pool

ENDING CLASS A-1 PRINCIPAL BALANCE                402.30370768
ENDING CLASS A-2 PRINCIPAL BALANCE                                1000.00000000
ENDING CLASS A-3 PRINCIPAL BALANCE                                                 1000.00000000
ENDING CLASS A-4 PRINCIPAL BALANCE                                                                  1000.00000000
ENDING CLASS A-5 PRINCIPAL BALANCE                                                                                   1000.00000000
ENDING CLASS A-6 PRINCIPAL BALANCE
Fixed Rate POOL PRINCIPAL BALANCE (Ending)       2033.88265505    2273.16296741    6440.62840767    7728.75408920   12881.25681533
Variable Rate POOL PRINCIPAL BALANCE (Ending)
Total POOL PRINCIPAL BALANCE (Ending)            2210.76725684    2470.85752235    7000.76298000    8400.91557600   14001.52596000